SCHEDULE 14 C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934




Check the appropriate box:                    [  ] Confidential, for Use of the
[ X ]   Preliminary Information Statement          Commission Only (as permitted
[   ]   Definitive Information Statement           by Rule 14c-5(d) (2)




                   INTERACTIVE TECHNOLOGIES CORPORATION, INC.
                  (Name of Registrant As Specified in Charter)


Payment of Filing Fee (Check the appropriate box):

[ ]$125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g) and 0-11.
[ ]Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]Fee paid previously with preliminary materials.
[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0
     11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

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                   INTERACTIVE TECHNOLOGIES CORPORATION, INC.

                          15400 Knoll Trail, Suite 106
                              Dallas, Texas 75248



                             ---------------------

                  NOTICE OF SPECIAL MEETING OF THE STOCKHOLDERS
                  OF INTERACTIVE TECHNOLOGIES CORPORATION, INC.

                             ---------------------


Date:    Monday August 31, 1998

Place:   Sumner Suites Hotel 5229 Spring Valley Road Dallas, TX, 75240

Time:    9:00 am to 9:30 am



================================================================================
                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY
================================================================================


     1. Voting Securities and Principal Holders: The Company as of May 31, 1998, the record date has 50,705,683 shares of stock outstanding and entitled to vote at the meeting. As of August 8, 1998 the Board of Directors authorized a reverse split of the total issued and outstanding shares of the Company. The formula for the reverse was a five for one (5:1) reverse split of the Company's total issued and outstanding common shares.

     On a fully converted basis of all common, preferred and debentures and taking into account the reverse split of the company's common stock, the holders of 10,141,136 the common stock have the right to vote per share of ownership.


     Security Ownership of Certain Beneficial Owners and Management

--------------------------------------------------------------------------------

Title of Class  Name and Address          Amount & Nature          Percentage of
                Of Beneficial Ownership   Of Beneficial Ownership  Ownership
--------------------------------------------------------------------------------

Common          C.J. Comu                 607,631                  6.1%
                15400 Knoll Trail, #106
                Dallas, TX, 75248

                John Potter               284,908                  2.8%
                15400 Knoll Trail, #106
                Dallas, TX, 75248

                Scott McCleskey           162,995                  1.6%
                12561 Perimeter Ln.
                Dallas, TX, 75228

                Clean Air Partnership     701,291                  7.0%
                800 Main Street, Suite 4C
                Niagara Falls, NY, 14301



     2. Amendment of Charter, bylaws: The company is proposing a formal name change to properly reflect the majority of its business. The proposed name change is as follows;

                 From: INTERACTIVE TECHNOLOGIES CORPORATION INC.

                 To  : AIRTECH INTERNATIONAL GROUP, INC.


         Voting Procedures:

     Each shareholder entitled to vote at the meeting may attend either in person or by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact.

     Each share represented at the meeting shall be entitled to one vote on all matters submitted for approval.

     The stock book of the Company will be closed twenty (20) days prior to the date of the meeting and a determination of shareholders entitled to vote shall be made and a notice of meeting shall be sent on such date.

     The holders of a majority of the shares entitled to vote, represented in person or by proxy shall constitute a quorum. A majority of the quorum shall be entitled to conduct business at the meeting, and shall require approval of 51% of the outstanding shares entitled to vote.


BY RESOLUTION OF THE BOARD OF DIRECTORS